FORM 8-K/A-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2014

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K of Telephone and Data Systems, Inc., originally dated and filed on November 25, 2014, is being filed to add item 9.01 and an Exhibit Index, and to file a redacted copy of the New Amdocs Agreement (as defined below) as Exhibit 10.1 and 10.2 to this Form 8-K.  Confidential treatment has been requested for certain portions of the New Amdocs Agreement.  Omitted portions have been filed separately with the Securities and Exchange Commission.  Except for the foregoing changes, no other changes have been made to the original Form 8-K by this amendment.

Item 1.01.                              Entry into a Material Definitive Agreement.

See disclosure under Item 8.01 — Other Events, which is incorporated herein to the extent applicable.

Item 2.03.                              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See disclosure under Item 8.01 — Other Events, which is incorporated herein to the extent applicable.

Item 8.01.                              Other Events.

As previously disclosed, on August 17, 2010, United States Cellular Corporation ( “U.S. Cellular”), a subsidiary of Telephone and Data Systems, Inc., and Amdocs Software Systems Limited (“Amdocs”) entered into a Software License and Maintenance Agreement (“SLMA”) and a Master Service Agreement (“MSA”) (collectively, the “Original Amdocs Agreements”) to develop a Billing and Operational Support System (“B/OSS”).   Under these agreements, U.S. Cellular implemented and has been using the B/OSS since July 2013 pursuant to a license from Amdocs.  Copies of the Original Amdocs Agreements were filed as Exhibits by U.S. Cellular on a Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010, portions of which were omitted and filed separately with the SEC as part of an application for confidential treatment.

On November 25, 2014, U.S. Cellular executed a Master Statement of Work and certain other documents with Amdocs (the “New Amdocs Agreement”), effective October 1, 2014, that inter-relate with but rearrange the structure under the Original Amdocs Agreements.  The New Amdocs Agreement provides that U.S. Cellular will now outsource to Amdocs certain support functions for its B/OSS solution.  Such functions include application support, billing operations and some infrastructure services.  The New Amdocs Agreement has a term through September 30, 2019, subject to five one-year renewal periods at U.S. Cellular’s option.  The total estimated amount to be paid to Amdocs with respect to the New Amdocs Agreement is approximately $110 million (exclusive of travel and expenses and subject to certain potential adjustments), and is expected to be paid on a monthly basis through September 30, 2019.

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	February 10, 2015

By:	/s/ Douglas D. Shuma
Douglas D. Shuma Senior Vice President and Controller (principal financial officer and principal accounting officer)

EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit Number	Description of Exhibit

10.1*

Master Statement of Work for Manages Services, dated as of November 25, 2014, between U.S. Cellular and Amdocs Software Systems, Ltd., is hereby incorporated by reference from Exhibit 10.1 to U.S. Cellular’s Current Report on Form 8-K/A-1 filed on February 10, 2015

10.2*

Managed Services Statement of Work No. 1, dated as of November 25, 2014, between U.S. Cellular and Amdocs Software Systems, Ltd., is hereby incorporated by reference from Exhibit 10.2 to U.S. Cellular’s Current Report on Form 8-K/A-1 filed on February 10, 2015

*                                         Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.